SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 30, 1999

                                   TECHDYNE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                    0-14659                 59-1709103
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

      2330 West 77th Street, Hialeah, Florida              33016
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code (305) 556-9210

Item 5.  Other Events

     On September 30, 1999, the Company's parent, Medicore, Inc., converted the Company's unsecured convertible promissory note, which at September 30, 1999 aggregated $2,531,941 (including $105,000 in interest for 1999), into 1,446,823 shares of the Company's common stock (an additional 29% of the currently outstanding shares). Medicore's conversion of the note increases its ownership interest in the Company from approximately 65% to 73%.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired

          Not Applicable

     (b)  Pro forma financial information

          Not Applicable

     (c)  Exhibits

          None


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHDYNE, INC.

                                          /s/ Thomas K. Langbein

                                       By----------------------------------
                                          THOMAS K. LANGBEIN, Chairman
                                          of the Board and Chief Executive
                                          Officer


Dated:  October 12, 1999